UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2011

PINNACLE ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13641	95-3667491
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8918 Spanish Ridge Avenue, Las Vegas, Nevada	89148
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 541-7777

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (e)

Amended and Restated Employment Agreement with Anthony M. Sanfilippo

On March 1, 2011, Pinnacle Entertainment, Inc. (the “Company”) entered into an amended and restated employment agreement with Anthony M. Sanfilippo, the President, Chief Executive Officer and a director of the Company (the “Employment Agreement”). The amendments to the Employment Agreement provide the following:

•	In the event the Company terminates Mr. Sanfilippo without cause or he terminates for good reason other than in connection with a change of control, any outstanding unvested stock options, restricted stock or restricted stock units (the “Equity Grants”) at the date of termination which would otherwise vest during the twelve (12) months following termination shall immediately become vested and may be exercised by Mr. Sanfilippo until the earlier of the expiration of their stated terms or within one (1) year after termination. The remaining unvested Equity Grants shall immediately terminate.

•	In the event the Company terminates Mr. Sanfilippo without cause or he terminates for good reason in connection with or within eighteen (18) months after a change of control, all unvested Equity Grants, including any unvested replacement Equity Grants that may have been granted to him to replace unvested Equity Grants that expired by their terms in connection with a change of control, shall immediately become vested and may be exercised in accordance with their terms or within one (1) year after termination. To the extent that any unvested Equity Grants terminate by their terms at the time of or in connection with a change of control and replacement Equity Grants of at least equivalent value are not granted to Mr. Sanfilippo, then he shall receive as additional cash severance at the time of termination the consideration paid for the securities underlying the unvested expired Equity Grants at the time of the change of control less, to the extent applicable, (a) the exercise price or other consideration payable by him for the Equity Grants; and (b) the value of any replacement Equity Grants realized by him through or as a result of such termination.

•	In the event of Mr. Sanfilippo’s termination due to death or disability, he and his dependents, as the case may be, shall be entitled to receive health benefits coverage for eighteen (18) months and disability insurance coverage. The Company shall pay any applicable insurance premiums and reimburse him or his estate, as the case may be, for any taxes payable.

Certain other non-substantive language, technical and conforming changes were made to the Employment Agreement. The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement, which is attached as Exhibit 10.1 and is incorporated herein by reference.

Amended and Restated Executive Deferred Compensation Plan

At a meeting of the Board of Directors (the “Board”) of the Company held on March 1, 2011, the Board approved certain amendments to the Pinnacle Entertainment, Inc. Executive Deferred Compensation Plan (the “Plan”) and restated the Plan in its entirety, effective as of January 1, 2011. The amendments to the Plan provide for the deferral of a portion of a Plan participant’s compensation in the form of restricted stock units, defined as “Other Stock Unit Awards,” in coordination with the Company’s 2005 Equity and Performance Incentive Plan. The restricted stock units deferred under the Plan are credited to the Plan participant’s stock unit account under the Plan and are credited on the last day of each quarter with market-level investment earnings of the Company’s common stock. On the date of distribution, the restricted stock units are settled in an equal number of shares of the Company’s common stock. The amendments to the Plan made certain other conforming and technical changes to the Plan. The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan, which is attached as Exhibit 10.2 and is incorporated herein by reference.

Form of Other Stock Unit Awards

The Company has adopted a form of other stock unit awards (the “Form of Other Stock Unit Awards”) to be used in connection with grants of restricted stock units under the Company’s 2005 Equity and Performance Incentive Plan. The foregoing description of the Form of Other Stock Unit Awards is qualified in its entirety by reference to the Form of Other Stock Unit Awards attached hereto as Exhibit 10.3.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)

At a meeting of the Board of the Company held on March 1, 2011, the Board adopted certain amendments to the Company’s Bylaws and restated the Company’s Bylaws in their entirety. The amendments to the Company’s Bylaws became effective immediately upon their adoption by the Board.

The amendments to the Company’s Bylaws provide that stockholders holding a majority of the outstanding shares of the Company’s common stock may call a special meeting of stockholders. Prior to the amendments to the Company’s Bylaws, stockholders were not permitted to call a special meeting of stockholders. Specifically, the Board amended Article I (Stockholders), Section 3 (Special Meetings) of the Bylaws to provide that the Secretary of the Company may call a special meeting of stockholders following his or her receipt of a written request to call a special meeting of stockholders from stockholders who hold, in the aggregate, a majority of the voting power of all of the then outstanding shares of common stock of the Company and who have delivered such a written request in accordance with the Bylaws. In addition, Article I (Stockholders), Section 3 (Special Meetings) was amended to provide the requirements that a stockholder must meet to call a special meeting, the procedures that a stockholder must follow in order to submit a written request to call a special meeting and the information and representations that a stockholder must include in the written request to call a special meeting.

Certain non-substantive language and conforming changes were made to the Bylaws. The summaries above and this Item 5.03 are qualified in their entirety by the Restated Bylaws, which is filed as Exhibit 3.2 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description

Exhibit 3.1	Restated Bylaws of Pinnacle Entertainment, Inc., as of January 5, 2011.

Exhibit 3.2	Restated Bylaws of Pinnacle Entertainment, Inc., as of March 1, 2011.

Exhibit 10.1	Amended and Restated Employment Agreement, dated March 1, 2011, by and between Pinnacle Entertainment, Inc. and Anthony M. Sanfilippo.

Exhibit 10.2	Pinnacle Entertainment, Inc. Executive Deferred Compensation Plan, as amended and restated effective January 1, 2011.

Exhibit 10.3	Form of Grant of Other Stock Unit Awards for the Pinnacle Entertainment, Inc. 2005 Equity and Performance Incentive Plan.

SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE ENTERTAINMENT, INC. (Registrant)
Date: March 7, 2011	By:	/s/ John A. Godfrey
John A. Godfrey
Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 3.1	Restated Bylaws of Pinnacle Entertainment, Inc., as of January 5, 2011.

Exhibit 3.2	Restated Bylaws of Pinnacle Entertainment, Inc., as of March 1, 2011.

Exhibit 10.1	Amended and Restated Employment Agreement, dated March 1, 2011, by and between Pinnacle Entertainment, Inc. and Anthony M. Sanfilippo.

Exhibit 10.2	Pinnacle Entertainment, Inc. Executive Deferred Compensation Plan, as amended and restated effective January 1, 2011.

Exhibit 10.3	Form of Grant of Other Stock Unit Awards for the Pinnacle Entertainment, Inc. 2005 Equity and Performance Incentive Plan.